SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported): October 25, 1996
                                                   (October 24, 1996)


 ......................... FRANKLIN RESOURCES, INC. ....................
        (Exact name of registrant as specified in its charter)



 .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code..(415) 312-3000



 .......................................................................
     (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits


(c)Exhibits

Exhibit "A" - Press Release issued on October 24, 1996 by Franklin
Resources, Inc.


                              SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FRANKLIN RESOURCES, INC.
                           (Registrant)


Date: October 24, 1996  /s/Leslie M. Kratter
                        --------------------
                           LESLIE M. KRATTER
                           Vice President



                                Exhibit

A. Press Release issued on October 24, 1996 by Franklin Resources, Inc.





From      Franklin Resources, Inc.
          Tel:  (415) 312-4701
          Contact: Holly Gibson
           ------------------------------------------------------------
                                                  For Immediate Release
                                                  ---------------------

         Franklin Resources Announces Fiscal Year-End Results


     San Mateo, CA, October 24, 1996 -- Franklin Resources, Inc.

(NYSE:BEN) today reported earnings for the quarter and fiscal year ended September 30, 1996.

     Charles B. Johnson, president of the diversified financial services company, said net income for the quarter was $84.5 million compared to $73.6 million a year ago and $81.1 million for the quarter ended  June 30, 1996.  Fully diluted earnings per share for the quarter ended September 30, 1996 were $1.01 compared to $0.88 a year ago and

$0.97 for the preceding quarter.  Operating revenues for the period were $390.8 million compared to $336.2 million a year ago and $395.4 million for the preceding quarter.

     Average fully diluted shares outstanding for the quarter were 83.6 million as compared to 83.7 million a year ago and 83.4 million for the previous quarter.

     Net income for the fiscal year ended September 30, 1996 was $314.7 million as compared to $268.9 million a year ago.  Fully diluted earnings per share were $3.76 as compared to $3.20 a year ago.

Operating revenues for the year ended September 30, 1996 were $1,522.6 million as compared to $1,257.8 for the year ended September 30, 1995.

     Assets under management by the Company's subsidiaries were $151.6 billion compared with $130.8 billion a year ago and $147.6 billion in the previous quarter.  Average assets under management

during the quarter were $148.4 as compared to $128.7 a year ago and

$144.7 in the preceding quarter.

     Franklin's headquarters are located at 777 Mariners Island Blvd.,

San Mateo, CA, 94404.



FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)
                                         Three months ended       Year ended
                                         ------------------- --------------------
                                            September 30         September 30
                                         ------------------- --------------------

                                             1996      1995       1996      1995
Operating revenues:
Investment management fees               $ 237,344 $ 196,982  $ 883,779 $ 731,252
Underwriting and distribution fees         129,444   117,511    545,039   449,141
Shareholder servicing fees                  22,957    20,491     88,715    68,701
Banking/finance, net & other                 1,006     1,243      5,035     8,703
                                         --------- --------- ---------- ----------

Total operating revenues                   390,751   336,227  1,522,568 1,257,797
                                         --------- --------- ---------- ----------

Operating expenses:
Underwriting and distribution              132,990   111,156    542,359   411,994
General and administrative                 123,542   109,781    473,098   389,219
Advertising and promotion                   20,726    16,788     71,655    70,138
Amortization of goodwill                     4,448     4,513     18,348    18,305
                                         --------- --------- ---------- ----------

Total operating expenses                   281,706   242,238  1,105,460   889,656
                                         --------- --------- ---------- ----------

Operating income                           109,045    93,989    417,108   368,141
                                         --------- --------- ---------- ----------

Other income (expense):
Investment and other income                 13,193     8,508     50,458    29,673
Interest expense                            (2,512)   (1,983)   (11,336)  (11,159)
                                         --------- --------- ---------- ----------

Other income (expense), net                 10,681     6,525     39,122    18,514
                                         --------- --------- ---------- ----------

Income before taxes on income              119,726   100,514    456,230   386,655
Taxes on income                             35,225    26,942    141,500   117,710
                                         --------- --------- ---------- ----------

Net income                                $ 84,501  $ 73,572  $ 314,730 $ 268,945
                                         ========= ========= ========== ==========

Earnings per share:
     Primary                              $   1.01  $   0.89  $    3.78  $   3.24
     Fully diluted                        $   1.01  $   0.88  $    3.76  $   3.20

Dividends per share                       $   0.11  $   0.10  $    0.44  $   0.40

Average shares outstanding
 (in thousands):
     Primary                                83,311    82,814     83,313    83,114
     Fully diluted                          83,612    83,731     83,761    84,031

Assets under management
 (in millions):
     End of period                        $151,552  $130,837   $151,552  $130,837
     Average for period                   $148,434  $128,676   $141,078  $121,666




FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data)
                                                 For the three months ended
                                                ---------------------------
                                 30-Sep-96   30-Jun-96  31-Mar-96  31-Dec-95  30-Sep-95
                                 ---------  ---------- ---------- ----------  ---------
Operating revenues:
Investment management fees       $ 237,344   $ 228,291  $ 215,916  $ 202,228  $ 196,982
Underwriting and distribution
fees                               129,444     143,649    152,910    119,036    117,511
Shareholder servicing fees          22,957      22,911     22,051     20,796     20,491
Banking/finance, net & other         1,006         551      2,924        554      1,243
                                  -----------------------------------------------------

Total operating revenues           390,751     395,402    393,801    342,614    336,227
                                  -----------------------------------------------------

Operating expenses:
Underwriting and distribution      132,990     144,137    149,171    116,061    111,156
General and administrative         123,542     121,380    121,122    107,054    109,781
Advertising and promotion           20,726      18,118     17,286     15,525     16,788
Amortization of goodwill             4,448       4,529      4,530      4,841      4,513
                                  -----------------------------------------------------

Total operating expenses           281,706     288,164    292,109    243,481    242,238
                                  -----------------------------------------------------

Operating income                   109,045     107,238    101,692     99,133     93,989
                                  -----------------------------------------------------


Other income (expense):
Investment and other income         13,193      16,611      9,989     10,665      8,508
Interest expense                    (2,512)     (2,782)    (3,419)    (2,623)    (1,983)
                                  -----------------------------------------------------

Other income (expense), net         10,681      13,829      6,570      8,042      6,525
                                  -----------------------------------------------------

Income before taxes on income      119,726     121,067    108,262    107,175    100,514
Taxes on income                     35,225      40,001     33,050     33,224     26,942
                                  -----------------------------------------------------

Net income                        $ 84,501  $   81,066  $  75,212  $  73,951  $  73,572
                                  =====================================================

Earnings per share:
     Primary                      $   1.01  $     0.98  $    0.91  $    0.89  $    0.89
     Fully diluted                $   1.01  $     0.97  $    0.91  $    0.89  $    0.88

Dividends per share               $   0.11  $     0.11  $    0.11  $    0.11  $    0.10

Average shares outstanding
 (in thousands):
     Primary                        83,311      83,032     82,918     83,519     82,814
     Fully diluted                  83,612      83,365     83,065     83,533     83,731

Assets under management
 (in millions):
     End of period                $151,552  $  147,604  $ 141,437  $ 135,113  $ 130,837
     Average for period           $148,434  $  144,653  $ 139,086  $ 132,140  $ 128,676


